SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2022

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BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

828 Main Street, Lynchburg, VA		24504
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code		(434) 846-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $2.14 par value	BOTJ	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 1, 2022, Eric J. Sorenson, Jr., 56, became Executive Vice President-General Counsel of Bank of the James (the “Bank”), the wholly-owned bank subsidiary of Bank of the James Financial Group, Inc. (the “Company”). Since 2016 Mr. Sorenson has worked as an attorney at the law firm of Woods Rogers PLC. Prior to that, Mr. Sorenson was a shareholder in Edmunds & Williams, P.C., a predecessor to Woods Rogers. In private practice, Mr. Sorenson routinely provided legal advice to the Company.

There are no family relationships between Mr. Sorenson and any of the Company's directors or executive officers.

Mr. Sorenson will receive an annual base salary of $285,000. Mr. Sorenson will enter into a Salary Continuation Agreement, under which agreement Mr. Sorenson will be eligible to receive certain payments upon normal retirement, death, other termination, disability, or change of control. The benefits under the Salary Continuation have not been determined as of this time and the Company will amend this 8-K after the benefits are determined. Mr. Sorenson will also be eligible for discretionary annual cash bonuses and equity awards under the Company's 2018 Equity Incentive Plan. He will also be eligible to receive other employee benefits generally available to all employees the Bank, including participation in medical plans and the Company's Employee Stock Purchase Plan.

Mr. Sorenson is and has been a customer of the Bank, and the Bank has had, and expects to have in the future, banking transactions with Mr. Sorenson in the ordinary course of its business, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with other individuals. These transactions do not involve more than the normal risk of collectability or present other unfavorable features. The Company has not otherwise entered into any transactions with Mr. Sorenson that are reportable under Item 404(a) of Regulation S-K.

There is no arrangement or understanding between Mr. Sorenson and any other persons pursuant to which Mr. Sorenson was appointed.

Item 9.01 - Financial Statements and Exhibits

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits

Exhibit No.	Exhibit Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2022

BANK OF THE JAMES FINANCIAL GROUP, INC.

By /s/ J. Todd Scruggs J. Todd Scruggs Secretary-Treasurer

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